RMG NETWORKS AND SCG FINANCIAL ACQUISITION CORP. ANNOUNCE AGREEMENT
FOR BUSINESS COMBINATION

—Transaction Provides RMG Networks with Additional Access to Capital to Support Growth—

San Francisco, CA & Chicago, IL– January 17, 2013 – Reach Media Group Holdings, Inc. (RMG Networks), a leader in the digital signage industry, and SCG Financial Acquisition Corp. (NASDAQ: SCGQ; OTCBB: SCGQU and SCGQW)(SCG), a special purpose acquisition company, today announced that RMG Networks will combine with SCG pursuant to an Agreement and Plan of Merger.

RMG Networks Highlights

•	Leading digital signage media and technology company
•	Dominant player in the travel media category of the digital out-of-home advertising sector
•	Substantial opportunities to grow revenues, both organically and from acquisition
•	Sector-experienced senior management team

Upon completion of the transaction, RMG Networks will continue its existing business and expand into new lines of business under the leadership of RMG Networks’ current management team headed by Chief Executive Officer Garry McGuire. As a leading provider of software and services for digital signage networks and the operator of the nation’s largest digital media network in the air travel space, RMG Networks is positioned to further execute its long term strategy as a public company.

Mr. McGuire, commented, “This is a very exciting time for RMG, for our employees, for our customers and our business partners. As a public company with access to the capital markets, RMG will be able to accelerate our rate of growth.”

Gregory H. Sachs, SCG’s Chairman, Chief Executive Officer and President, stated “RMG is a leader in the digital signage space and the resulting company will be well-positioned to lead the growth and development of this market. RMG’s track record for technology development and digital out-of-home media sales offers our shareholders an attractive opportunity for value creation from both organic growth and sector acquisitions. We look forward to working with RMG in this emerging industry segment.”

The boards of directors of SCG and RMG Networks have each approved the proposed transaction. Completion of the transaction is expected during the first quarter of 2013.

Barclays is acting as exclusive financial advisor to RMG Networks. Legal counsel to SCG is DLA Piper LLP (US). Legal counsel to RMG Networks is Fenwick & West LLP.

About RMG Networks

RMG Networks is a leader in the digital place-based video industry. It owns and operates place-based advertising networks serving captive out-of-home environments and develops software technology for powering digital media networks. The company was founded in 2005 as a digital signage network in cafes and has since evolved to become one of the leading providers of software and services for digital signage networks. It operates the nation’s largest digital media network in the air travel space with more than 120,000 in-flight media screens, 2,200 aircraft and an audience of more than 35 million passengers per month. RMG Networks works with leading global brands and their advertising agencies across industries such as consumer electronics, automotive, financial services and technology looking to engage with the elusive affluent traveler audience segments. RMG Networks also operates a Visual Display Technologies business unit that builds and operates networks and offers a range of innovative signage software solutions for SMBs and enterprise customers. The company is based in San Francisco, CA and operates offices in New York, Detroit, Chicago, Los Angeles, and Beijing, China. For more information visit www.rmgnetworks.com.

About SCG Financial Acquisition Corp.

SCG Financial Acquisition Corp. is a special purpose acquisition company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets. SCG was incorporated in Delaware on January 5, 2011. Its securities are quoted on the NASDAQ Capital Market (ticker: SCGQ) and the OTC Bulletin Board (tickers: SCGQU and SCGQW).

NO ASSURANCES

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized. The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the transaction, copies of which will be filed by SCG with the SEC as an exhibit to a Current Report on Form 8-K.

IMPORTANT INFORMATION ABOUT THE TENDER OFFER

Pursuant to the definitive agreement, SCG may consummate its initial business combination with RMG Networks and conduct redemptions of the issued and outstanding SCG common shares issued as part of the units of SCG’s initial public offering (the “Public Shares”) through a tender offer, which has not yet commenced. Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy the Public Shares will be made pursuant to an offer to purchase and related materials that SCG intends to file with the SEC. At the time the offer is commenced, SCG will file a tender offer statement on Schedule TO with the SEC. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all security holders of SCG when available. In addition, all of these materials (and all other materials filed by SCG with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by SCG by directing a request to: SCG Financial Acquisition Corp., 615 N. Wabash Avenue, Chicago, Illinois 60611. Security holders of SCG are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the tender offer because they will contain important information about the tender offer, the business combination transaction and the parties to the merger.

FORWARD LOOKING STATEMENTS

In addition to historical information, this press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “predict”, “potential” and “should”, as they relate to SCG are intended to identify these forward-looking statements. All statements by SCG Financial Acquisition Corp., a Delaware corporation (SCG) regarding its possible or assumed future results of its business, financial condition, liquidity, results of operations, plans and objectives and similar matters are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond SCG’s control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. SCG’s future results may differ materially from those expressed in these forward-looking statements. These risks, uncertainties and other important factors include, but are not limited to, the statements set forth under “Risk Factors” that will be more fully discussed in the Schedule TO that will be filed with the SEC in connection with the proposed transaction and the following: the risk that governmental and regulatory review of the tender offer documents may delay the proposed transaction or result in the inability of the proposed transaction to be consummated by April 12, 2013 and the length of time necessary to consummate the proposed transaction; costs of the proposed transaction; success in retaining or recruiting, or changes required in, Reach Media Group Holdings, Inc.’s (“RMG”) officers, key employees or directors following the proposed transaction; listing or de-listing of SCG’s common stock, par value $0.0001 per share (the “SCG Common Stock”) from the Nasdaq Capital Market; the potential liquidity and trading of SCG’s securities; RMG’s revenues and operating performance; the competitive environment in the industry in which RMG operates; the risk that a condition to consummation of the proposed transaction may not be satisfied or waived; the risk that the anticipated benefits of the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any projections, including earnings, revenues, expenses, margins or any other financial items are not realized; the risk that the businesses of SCG and RMG will not be integrated successfully; changing legislation and regulatory environments; business development activities of RMG following the consummation of the proposed transaction, including RMG’s ability to contract with customers on attractive terms; the effect of actions by the U.S. Federal Reserve and the U.S. Treasury on the liquidity of the capital markets; the general volatility of the market price of the shares of SCG Common Stock; RMG is dependent upon certain key personnel who provide services to RMG and RMG may not find suitable replacements for such key personnel if such key personnel are no longer available to RMG; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

Contacts:

Investor: Michelle Sibley: 312-784-3952 msibley@sachscapitalgroup.com

Media: TallGrass Public Relations, Shawn Roberts: 415-305-6456 shawn.roberts@tallgrasspr.com